UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2007

FEDERAL HOME LOAN BANK OF BOSTON

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Huntington Avenue
Boston, MA 02199
(Address of principal executive offices, including zip code)

(617) 292-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors of the Federal Home Loan Bank of Boston (the Bank) appointed R. David Rosato to a vacant seat on the board of directors on April 19, 2007. Mr. Rosato’s term will expire on December 31, 2009.

Mr. Rosato serves as senior vice president and treasurer of Webster Bank, N.A., of Waterbury, Connecticut, a position he has held since 1999. In addition, Mr. Rosato serves as senior vice president and treasurer of Webster Financial Corporation. He previously served on the Bank’s board of directors from April 20, 2006, through December 31, 2006.

The vacant seat was created when the Bank’s regulator, the Federal Housing Finance Board (Finance Board), approved a new elective seat for the State of Connecticut on March 19, 2007. In doing so, the Finance Board exercised its authority under section 7(a) of the Federal Home Loan Bank Act that authorizes the Finance Board to create additional elective seats in those districts with five or more states and fewer than 13 elective directorships.

The board also approved the following committee assignments:

2007 COMMITTEE ASSIGNMENTS

EXECUTIVE COMMITTEE

Chairman:	Robert F. Verdonck
Vice Chairman:	Joyce H. Errecart

Committee Chair:	Stephen F. Christy
Steven A. Closson
Arthur R. Connelly
Jan A. Miller
William P. Morrissey

AUDIT COMMITTEE

Chair:  Stephen F. Christy
Vice Chair:  Joyce H. Errecart
Andrew J. Calamare
Steven A. Closson
Peter F. Crosby
John H. Ellis
Kevin M. McCarthy
R. David Rosato

FINANCE COMMITTEE

Chair:  William P. Morrissey
Vice Chair:  Mark E. Macomber
John H. Ellis
John Goldsmith
Cornelius K. Hurley
Kevin M. McCarthy
Helen F. Peters
R. David Rosato

GOVERNANCE/GOVERNMENT RELATIONS COMMITTEE

Chair:  Steven A. Closson
Vice Chair:  Arthur R. Connelly
Andrew J. Calamare
Stephen F. Christy
Jay F. Malcynsky
James L. Taft, Jr.

HOUSING & COMMUNITY DEVELOPMENT COMMITTEE

Chair:  Arthur R. Connelly
Vice Chair:  Jan A. Miller
Patrick E. Clancy
Joyce H. Errecart
Helen F. Peters
James L. Taft, Jr.

PERSONNEL COMMITTEE

Chair:  Jan A. Miller
Vice Chair:  Peter F. Crosby
Cornelius K. Hurley
Mark E. Macomber
Jay F. Malcynsky
William P. Morrissey

The Chairman of the Board is an ex-officio member of all committees of the Board. This designation includes all of the privileges of committee membership, including the right to make motions and vote.  However, the chair is not counted in determining if a quorum is present at a committee meeting.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

           Exhibit Number

           99.1 Press Release, dated April 20, 2007, issued by the Bank.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Boston

Date: April 20, 2007	By:	/s/ Earl W. Baucom

Earl W. Baucom Senior Vice President and Chief Accounting Officer